Exhibit 99.2

                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Orthofix International N.V. ("Orthofix") on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Thomas Hein, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, that to the best of my knowledge:

         1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Orthofix.



Dated:   March 28, 2003                             /s/ Thomas Hein
                                                 -------------------------------
                                                 Name:  Thomas Hein
                                                 Title: Chief Financial Officer